                                                      EXHIBIT INDEX ON PAGE 3


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              May 14, 1997

                           CARSON PIRIE SCOTT & CO.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Illinois
-----------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

        0-22682                                        37-0175980
-----------------------------------------------------------------------------
Commission File Number                     (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin            53203
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  (Address of principal executive offices)               (Zip Code)

                                (414) 347-4141
-----------------------------------------------------------------------------
                         Registrant's Telephone Number

Item 5.  Other Events.

     On May 14, 1996, Carson Pirie Scott & Co. reported its earnings for the first quarter in a news release, a copy of which is attached as Exhibit 1.



Item 7.  Exhibits.

     See Exhibit Index on page 3 of this Current Report on Form 8-K.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dated May 16, 1997.

                                        CARSON PIRIE SCOTT & CO.

                                        By: /s/ Charles J. Hansen
                                               ------------------------
                                                Charles J. Hansen
                                                Vice President,
                                                General Counsel,
                                                and Secretary

                                EXHIBIT INDEX

1.   News release, dated May 14, 1997.

                                  Exhibit 1



Investors                                               Media
James L. Stoffel                                        Edward P. Carroll, Jr.
V.P. - Treasurer                                        Executive V.P. Marketing
(414) 278-5769                                          (414) 347-5340

FOR IMMEDIATE RELEASE                                   WEDNESDAY, MAY 14, 1997




               CARSON PIRIE SCOTT & CO. FIRST QUARTER OPERATING
                   EARNINGS INCREASE 20% TO $0.18 PER SHARE


Milwaukee, Wisconsin, May 14, 1997 - Carson Pirie Scott & Co. (NYSE:CRP) today reported its first quarter financial results. Stanton J. Bluestone, Chairman and Chief Executive Officer of Carson Pirie Scott & Co., commented:

"I am pleased to report our eighth consecutive quarter of improvement in operating earnings per share. A combination of solid sales growth and diligent expense control generated the operating EPS gains in the quarter."

"Our top line grew 9.0% by virtue of a 4.0%  comparable  store  sales gain and a
5.0 percentage point contribution from the new stores that we opened in 1996. Our 4.0% comparable store sales growth was broad-based. The feminine sportswear area continued to be our strongest performer with a 12% sales gain in the quarter. In addition, the Men's area benefited from the continued rollout of the American Designer better sportswear lines. Cosmetics, Shoes, Home Textiles, Luggage and Furniture also recorded healthy sales gains in the quarter."

"Our margin rate held steady during the first quarter and our expense rate improved a half percentage point moving from 30.1% in 1996 to 29.6% in 1997. The expense rate improvement reflected good expense control and the spreading of fixed expenses across a substantially larger sales base. These operating improvements resulted in a 20% improvement in both EBITDA and operating EPS."

"Based on the sales trends in our core merchandise categories and the performance of our new and renovated stores, I am guardedly optimistic about our prospects for the remainder of the year."

Carson Pirie Scott & Co., a major department store retailer, operates 52 traditional department stores and 4 furniture stores: 31 Carson Pirie Scott stores in greater Chicago, Indiana and Minnesota; 13 Bergner's in central Illinois; and 12 Boston Stores in Wisconsin.

----------------------------------------------------------------------------------------------------------------------
     CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
     Consolidated Statements of Operations
     (dollars in thousands, except per share amounts)
     -------------------------------------------------------------------------------------------------------------
                                                           Three Months Ended          Trailing Twelve Months
                                                      ------------------------------------------------------------
                                                      ------------------------------------------------------------
                                                            May 3,         May 4,         May 3,         May 4,
                                                             1997           1996           1997           1996
                                                      ------------------------------------------------------------
     Net sales                                             $258,134       $236,769     $1,124,191     $1,071,225
     Cost of sales                                         (167,755)      (153,742)      (714,093)      (684,492)
     Selling, general and administrative expenses           (76,292)       (71,240)      (312,185)      (296,458)
     -------------------------------------------------------------------------------------------------------------
         EBITDA                                              14,087         11,787         97,913         90,275
     -------------------------------------------------------------------------------------------------------------
     Depreciation and amortization expense                   (5,047)        (4,032)       (16,536)       (12,370)
     Other                                                       60            (93)           341            126
     Nonrecurring items                                        (517)             0           (517)           904
     -------------------------------------------------------------------------------------------------------------
         Income from operations                               8,583          7,662         81,201         78,935
     Nonrecurring items                                           0         12,065        (10,525)         5,230
     Interest expense, net                                   (4,263)        (3,744)       (16,429)       (17,914)
     -------------------------------------------------------------------------------------------------------------
         Income before income taxes                           4,320         15,983         54,247         66,251
     Income tax expense                                      (1,711)        (6,297)       (21,514)       (26,404)
     -------------------------------------------------------------------------------------------------------------
         Net income                                          $2,609         $9,686        $32,733        $39,847
     -------------------------------------------------------------------------------------------------------------
     Shares outstanding (in 000's)                           16,510         16,800
     Net income per share:
         Operating                                            $0.18          $0.15
         Primary                                              $0.16          $0.58
         Fully diluted                                        $0.16          $0.57

     Statistics:
         Same-store sales increase                             4.0%           4.6%
         Gross margin rate                                    35.0%          35.1%           36.5%        36.1%
         SG&A rate                                           (29.6%)        (30.1%)         (27.8%)      (27.7%)
         EBITDA rate                                           5.5%           5.0%            8.7%         8.4%

     -------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

The Company provided the following highlights for the first quarter results:

                                     1997 First Quarter Results Summary            1996 First Quarter Results Summary
                                 -------------------------------------------  ---------------------------------------------
                                 -------------------------------------------  ---------------------------------------------
                                    Net                   Net                    Net                    Net
($ in millions, except EPS)        Sales      EBITDA     Income      EPS        Sales      EBITDA      Income      EPS
---------------------------
                                 -------------------------------------------  ---------------------------------------------
Operating results <F1>             $258.1     $14.1       $2.9      $0.18       $236.8      $11.8      $2.4      $0.15
Nonrecurring Items:
    Sales of Proffitt's stock        -          -          -          -             -          -       $9.0       0.53
    Charitable contribution          -          -          -          -             -          -      ($1.5)     (0.09)
    Year 2000 costs                  -          -        ($0.4)     (0.02)          -          -         -          -
    Gain on sale of investment       -          -         $0.1       0.00           -          -         -          -
    Write-off of loan fees           -          -          -          -             -          -       (0.2)     (0.01)
                                 -------------------------------------------  ---------------------------------------------
Total Company                      $258.1     $14.1       $2.6      $0.16       $236.8      $11.8      $9.7      $0.58
                                 ===========================================  =============================================

<F1>
(1)  Excludes nonrecurring items.

Sales: Sales increased 9.0% to $258.1 million in the first quarter of 1997 from the prior year's sales of $236.8 million. Sales rose 4.0% on a comparable-store basis.

EBITDA: Earnings before interest, taxes, depreciation, amortization and other non-cash items ("EBITDA") increased 20% to $14.1 million in 1997 from $11.8 million in 1996. The EBITDA rate for the first quarter increased 50 basis points from 5.0% in 1996 to 5.5% in 1997. The EBITDA improvement resulted from improved leveraging of fixed expenses across a substantially larger sales base.

Depreciation and amortization: The Company's depreciation and amortization expense increased from $4.0 million in 1996 to $5.0 million in 1997. The $1.0 million increase resulted from the higher fixed asset balances created through the Company's capital expenditure program and new store openings. The Company is anticipating a similar dollar increase to depreciation and amortization expense in each of the remaining quarters of 1997.

Interest Expense: Interest expense increased to $4.3 million in 1997 from $3.7 million in 1996. The increase occurred because the 1997 results did not include $0.5 million of interest income recorded in 1996 on an investment in County Seat Holdings, Inc., which was written down to zero in the third quarter of 1996.

Earnings per share ("EPS") results: Net income excluding nonrecurring items increased $0.5 million in the quarter versus the prior year first quarter. The improved EBITDA performance was offset by higher depreciation and interest charges. Operating EPS improved 20% from $0.15 to $0.18 per share. On a Total Company basis, EPS was $0.16 in 1997. The $0.02 difference versus operating EPS of $0.18 related to Year 2000 system preparation costs. Total EPS was $0.58 in 1996 primarily due to a net non-recurring gain from the sale of an investment in Proffitt's stock.

Share Repurchase Program: During the first quarter, the Company repurchased 150,000 shares of its common stock for $4.5 million under a January 1997 $20 million share repurchase authorization.

Announced Store Opening: The Company announced that it will open a 110,000 square foot Carson Pirie Scott full-line department store in DeKalb, Illinois. The store will be opened as part of a 680,000 square foot regional mall development that will be co-anchored by Sears and other proposed co-anchors. The mall will open in Spring 1999. The Company also announced that it closed its Hillside, Illinois location during the first quarter of 1997.

Executive Appointments: During the first quarter, two senior executive committee positions at the Company were filled. Anthony Buccina - Executive Vice President of Merchandising will report to Stanton Bluestone, Chairman and CEO, and Alan Noel - Executive Vice President of Human Resources will report to Michael MacDonald, President and Chief Operating Officer.

-----------------------------------------------------------------------------------------------------------------------------
   CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
   Consolidated Balance Sheets
   (dollars in thousands)
   -------------------------------------------------------------------------------------------------------------------------
                                                                                               May 3,               May 4,
                        Assets                                                                  1997                 1996
   -----------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
        Cash and cash equivalents                                                          $   23,070           $  34,092
        Receivables, net                                                                      252,828             223,901
        Inventories                                                                           204,971             191,641
        Other current assets                                                                   19,649              20,476
   -----------------------------------------------------------------------------------------------------------------------
   Total current assets                                                                       500,518             470,110
   -----------------------------------------------------------------------------------------------------------------------
   Property and equipment, net                                                                183,388             145,369
   Net deferred tax assets                                                                     44,806              40,462
   Other assets                                                                                11,023              24,823
   -----------------------------------------------------------------------------------------------------------------------
                                                                                           $  739,735           $ 680,764
   -----------------------------------------------------------------------------------------------------------------------
                      Liabilities and Shareholders' Equity
   -----------------------------------------------------------------------------------------------------------------------
        Current maturities of long-term debt                                               $    2,867           $   3,162
        Accounts payable and accrued liabilities                                              177,500             156,718
   -----------------------------------------------------------------------------------------------------------------------
   Total current liabilities                                                                  180,367             159,880
   -----------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                           47,866              44,828
   Accounts receivable securitization                                                         107,800             107,000
   Long-term debt, less current maturities                                                     45,463              48,046
   -----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                          381,496             359,754
   -----------------------------------------------------------------------------------------------------------------------
   Shareholders' equity:
        Common stock and paid-in-capital                                                      173,855             169,359
        Retained earnings                                                                     184,384             151,651
   -----------------------------------------------------------------------------------------------------------------------
   Total shareholders' equity                                                                 358,239             321,010
   -----------------------------------------------------------------------------------------------------------------------
                                                                                           $  739,735           $ 680,764
   =======================================================================================================================
   =======================================================================================================================
        Net Debt / Capitalization                                                               27.1%               27.9%
        Net Debt / Capitalization  (excluding A/R debt)                                          6.6%                5.1%
   =======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------